FEBRUARY 29, 2008

                            TOUCHSTONE TAX-FREE TRUST

                      TOUCHSTONE OHIO INSURED TAX-FREE FUND

               SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 1, 2007

                       NOTICE OF CHANGES TO THE TOUCHSTONE
                           OHIO INSURED TAX-FREE FUND

ON APRIL 29, 2008, THE OHIO INSURED TAX-FREE FUND WILL CHANGE ITS NAME TO THE "OHIO TAX-FREE BOND FUND" AND REVISE ITS PRINCIPAL INVESTMENT STRATEGIES.

THE DESCRIPTION OF THE FUND'S INVESTMENT GOALS AND PRINCIPAL INVESTMENT STRATEGIES IN THE SECTION "OHIO INSURED TAX-FREE FUND" ON PAGE 6 OF THE PROSPECTUS WILL BE REPLACED BY THE FOLLOWING:

OHIO TAX-FREE BOND FUND

THE FUND'S INVESTMENT GOALS
The Ohio Tax-Free Bond Fund (formerly the Ohio Insured Tax-Free Fund) seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with the protection of capital.

ITS PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily (at least 80% of assets) in high-quality, long-term Ohio municipal obligations, including general obligation bonds, revenue bonds and industrial development bonds. High-quality, long-term Ohio municipal obligations are, for purposes of this Fund, considered to be obligations rated within the three highest rating categories, with maturities of 3 years or more. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund invests primarily in Ohio municipal obligations rated within the three highest rating categories. The Fund may also purchase Ohio municipal obligations and other securities rated within the 4 highest rating categories. If a security's rating is reduced below the 4 highest rating categories, the security will be sold. A security may also be sold due to changes in market conditions or the Sub-Advisor's outlook. The Fund may purchase unrated obligations that are determined to be of comparable quality.

The Fund has a fundamental investment policy that under normal circumstances at least 80% of the income it distributes will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This fundamental policy may not be changed without the approval of the Fund's shareholders.

The Fund will seek to maintain an average weighted maturity of more than 10 years, but may reduce its average weighted maturity to 10 years or below if warranted by market conditions. The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single issuer.

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The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market (such as housing agency bonds or airport bonds). The Fund may also invest more than 25% of its assets in industrial development bonds, which may be backed only by nongovernmental entities. The Fund will not invest more than 25% of its assets in securities backed by nongovernmental entities that are in the same industry.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

o If interest rates go up, causing the value of any debt securities held by the Fund to decline

o Because issuers of uninsured obligations may be unable to make timely payments of interest or principal

o Because securities with longer maturities may lose more value than securities with shorter maturities when interest rates go up

o If the Fund's investments are concentrated in a particular segment of the bond market (such as housing agency bonds or airport bonds) and adverse economic developments affecting one bond affect other bonds in the same segment

o     If economic conditions in the State of Ohio decline

o Because a non-diversified fund may hold a significant percentage of its assets in one issuer, it may be more sensitive to market changes than a diversified fund

o If the portfolio manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect

The securities in the Fund's portfolio are subject to the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund's portfolio securities. Securities in the lowest category of investment grade may have some risky characteristics and changes in economic conditions may be more likely to cause issuers of these securities to be unable to make payments.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

ON PAGE 19 OF THE PROSPECTUS, PLEASE REPLACE THE PARAGRAPH THAT BEGINS "INSURED MUNICIPAL OBLIGATIONS" WITH THE FOLLOWING:

INSURED MUNICIPAL OBLIGATIONS are obligations that are further secured by financial guarantee insurance that requires the insurer to make payments of principal and interest, when due, if the issuer defaults on its payments.






              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.